UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 9, 2006
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification
incorporation or		Number)
organization)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On February 15, 2006, Too, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 28, 2006. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

          The Company will also present its financial results for the fourth quarter and fiscal year ended January 28, 2006 during a conference call on February 15, 2006 at 9:00 a.m. EDT, which will be broadcast via Internet webcast. Investors can listen to the call through the Company’s corporate website, www.tooinc.com.

Safe Harbor for Forward Looking Statements

          The information contained or incorporated by reference in Item 2.02 of this Form 8-K contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “expect,” “plan,” “hope,” “risk,” “intend,” “could,” “pro forma,” “potential,” “outlook,” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results for 2006 and beyond to differ materially from those expressed in the forward-looking statements. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in Item 2.02 of this Form 8-K:

•	Changes in consumer spending patterns, consumer preferences and overall economic conditions;

•	Decline in the demand for our merchandise;

•	The impact of competition and pricing;

•	Effectiveness of our brand awareness and marketing programs;

•	A significant change in the regulatory environment applicable to our business;

•	Risks associated with our sourcing and logistics functions;

•	Changes in existing or potential trade restrictions, duties, tariffs or quotas;

•	Currency and exchange risks;

•	Availability of suitable store locations at appropriate terms;

•	Ability to develop new merchandise;

•	Ability to hire and train associates;

•	The potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere;

•	Acts of terrorism in the U.S. or worldwide; and

•	Other risks that may be described in other reports and filings we make with the Securities and Exchange Commission.
Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the Company. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Item 4.01 Changes in Registrant’s Certifying Accountants.
     (a) On February 9, 2006, the Audit Committee of the Board of Directors of the Company determined it will dismiss PricewaterhouseCoopers LLP (“PwC”), as the Company’s independent registered public accounting firm upon completion by PwC of its procedures on the Company’s financial statements as of and for the fiscal year ended January 28, 2006 and the Form 10-K in which such financial statements will be included. Upon completion of such procedures by PwC, the Company will file an amendment to this Current Report on Form 8-K with an update of the disclosures required by Items 304(a)(1)(ii), (iv) and (v) of Regulation S-K through the date of completion of such procedures.
     PwC’s reports on the Company’s consolidated financial statements for the fiscal years ended January 29, 2005 and January 31, 2004, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

     During the Company’s fiscal years ended January 29, 2005 and January 31, 2004, and through February 9, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its report on the Company’s consolidated financial statements for such years. There were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K), except for a material weakness in the Company’s internal control over the selection and application of our lease accounting policies, which failed to identify misstatements in property and equipment, deferred credits from landlords, rent expense, depreciation expense and the related impact of these items on cash provided by operating activities and cash used for investing activities (the “Material Weakness”), as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2005 (the “2004 Form 10-K”). PwC discussed the Material Weakness with the Audit Committee during the Company’s preparation of the 2004 Form 10-K. As reported in the Quarterly Report on Form 10-Q for the fiscal quarter ended July 30, 2005, the Material Weakness was remediated. The Company has authorized PwC to respond fully to any inquiries by the successor independent registered public accounting firm relating to the Material Weakness.
     The Company has requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of PwC’s letter will be filed by amendment to this Current Report on Form 8-K.
     (b) On February 14, 2006, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2007. The decision to appoint Deloitte & Touche as the Company’s independent registered public accounting firm was made by the Audit Committee and was the result of a competitive review process involving several accounting firms.
     During the Company’s fiscal years ended January 29, 2005 and January 31, 2004, and through February 9, 2006, neither the Company nor anyone on its behalf consulted with Deloitte & Touche regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.		Description

16.1		Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, which will be filed by amendment to this Current Report on Form 8-K.

99.1	*	Press Release, dated February 15, 2006, entitled “Too Inc. Reports Highest Quarterly Sales and Earnings in Its History.”

*	Furnished with this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOO, INC.
Date: February 15, 2006	By:	/s/ Poe A. Timmons
Poe A. Timmons
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.		Description

16.1		Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, which will be filed by amendment to this Current Report on Form 8-K.

99.1	*	Press Release, dated February 15, 2006, entitled “Too Inc. Reports Highest Quarterly Sales and Earnings in Its History.”

*	Furnished with this report.